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RYDEX DYNAMIC FUNDS

Inverse Dow 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund

Supplement dated May 20, 2020 to the currently effective Statutory Prospectuses, Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On May 18, 2020, the Board of Trustees of Rydex Dynamic Funds (the “Trust”) approved a reverse share split of the issued and outstanding shares of the Trust’s Inverse Dow 2x Strategy Fund and Inverse NASDAQ-100® 2x Strategy Fund (each, a “Fund” and together, the “Funds”), pursuant to which shareholders will receive one share in exchange for the number of shares of each Fund they currently own, as follows:

Fund	Split Ratio (New to Old Shares)
Inverse Dow 2x Strategy Fund	1:15
Inverse NASDAQ-100® 2x Strategy Fund	1:10

The reverse share split for the Funds is scheduled to occur after the close of markets on or after August 7, 2020, with shares being offered on a split-adjusted basis on or after August 10, 2020.

As a result of the reverse share split, a multiple of shares owned of each Fund, as specified in the above chart (i.e., ten or fifteen), will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The tables below illustrate the effect of a hypothetical one for ten and one for fifteen reverse share split on a shareholder’s investment:

Hypothetical One for Ten Reverse Share Split (1:10 or 1-for-10)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	100	$5.00	$500.00
Post-Reverse Share Split	10	$50.00	$500.00

Hypothetical One for Fifteen Reverse Share Split (1:15 or 1-for-15)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	150	$5.00	$750.00
Post-Reverse Share Split	10	$75.00	$750.00

Please retain this supplement for future reference.

RDX-PRO-SUP-0520x0820